UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 19, 2019

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50390	65-108-6538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13050 La Paloma Road, Los Altos Hills, CA 94022

(Address of Principal Executive Offices, and Zip Code)

(408) 313-5830

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.03. Material Modification to Rights of Security Holders.

On July 19, 2019, Kyto Technology and Life Science, Inc. (the “Registrant”) changed its state of incorporation from the State of Florida to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion dated August 24, 2012 (the “Plan of Conversion”). The Reincorporation was accomplished by filing: (i) a Florida certificate of conversion with the Florida Department of State Division of Corporations (the “Florida Certificate of Conversion”); (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware; and (iii) a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware. In connection with the Reincorporation, the Registrant’s board of directors adopted new bylaws in the form attached to the Plan of Conversion (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, the Registrant’s stockholders at a special meeting of the stockholders of the Registrant held on July 2, 2019. Upon the effectiveness of the Reincorporation:

•the Registrant’s affairs ceased being governed by Florida corporation laws, the Registrant’s existing articles of incorporation and the Registrant’s existing bylaws and became subject to Delaware corporation laws, the Delaware Certificate of Incorporation and the Delaware Bylaws;

•the Registrant as a Delaware corporation after the Reincorporation (“Kyto Delaware”) (i) is deemed to be the same entity as the Registrant as a Florida corporation before the Reincorporation (“Kyto Florida”) for all purposes under the laws of Delaware, (ii) continues to have all of the rights, privileges and powers of Kyto Florida, (iii) continues to possess all of the properties of Kyto Florida, and (iv) continues to have all of the debts, liabilities and obligations of Kyto Florida;

•each outstanding (i) share of Kyto Florida common stock, $0.001 par value per share, shall convert to an outstanding share of Kyto Delaware common stock, $0.01 par value per share, (ii) option to acquire shares of Kyto Florida common stock shall convert to an equivalent option to acquire shares of Kyto Delaware common stock, (iii) warrant or other right to acquire shares of Kyto Florida common stock shall convert to an equivalent warrant or other right to acquire shares of Kyto Delaware common stock, (iv) certificate representing shares of Kyto Florida common stock shall convert to an equivalent certificate representing shares of Kyto Delaware common stock, and (v) share of Kyto Florida Class A Preferred Stock, $1.00 par value per share shall convert to an outstanding share of Kyto Delaware Class A Preferred Stock, $0.01 par value per share;

•each employee benefit plan, stock option plan and other equity-based plans of Kyto Florida continues to be an employee benefit plan, stock option plan and other equity-based plans of Kyto Delaware; and

•each director and officer of Kyto Florida continues to hold their respective offices with Kyto Delaware.

The foregoing description of the Reincorporation and the Plan of Conversion does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference. A more detailed description of the Plan of Conversion, and the effects of the Reincorporation, is set forth in Proposal No. 6 of the Registrant’s proxy statement (the “Registrant’s Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2019, which description is incorporated in its entirety herein by reference. The Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws, the Class A Certificate of Designations and the Florida Certificate of Conversion are also filed herewith as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5 respectively, and incorporated herein by reference.

No action will be required on the part of the Registrant’s stockholders to receive shares of Kyto Delaware upon completion of the Reincorporation. Pursuant to the Plan of Conversion, the issued and outstanding shares of common stock of the Registrant will automatically be converted into shares of common stock of Kyto Delaware and certificates representing shares of common stock of the Registrant will automatically be deemed to represent shares of common stock of Kyto Delaware.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As disclosed in Item 3.03 above, effective July 19, 2019, the Registrant changed its state of incorporation from Florida to Delaware pursuant to the Plan of Conversion. As of that date, the rights of the Registrant’s stockholders began to be governed by Delaware corporation laws, the Delaware Certificate of Incorporation and the Delaware Bylaws and the Class A Certificate of Designations. The Delaware Certificate of Incorporation, the Delaware Bylaws and the Class A Certificate of Designations are filed herewith as Exhibits 3.2, 3.3, 3.4 respectively, and incorporated herein by reference. Certain rights of the Registrant’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Delaware Certificate of Incorporation, Delaware Bylaws and the Class A Certificate of Designations, and the changes in rights of the Registrant’s stockholders as a result of the Reincorporation, is set forth in the Registrant’s Proxy Statement filed with the SEC on June 17, 2019, which description is incorporated in its entirety herein by reference.

Item 8.01 Other Events

In connection with the completion of the Reincorporation and by operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares of common stock of Kyto Delaware are deemed registered under Section 12(g) of the Exchange Act and Kyto Delaware has succeeded to Kyto Florida’s attributes as the registrant with respect thereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
2.1	Plan of Conversion, dated July 19, 2019
3.1	Delaware Certificate of Conversion
3.2	Delaware Certificate of Incorporation
3.3	Delaware Bylaws
3.4	Class A Certificate of Designations
3.5	Florida Certificate of Conversion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.
Date: July 19, 2019

By:	/s/ Paul Russo
Paul Russo Chief Executive Officer